BLACKROCK FUNDSSM

BlackRock Energy & Resources Portfolio

(the “Fund”)

Supplement dated December 4, 2019 to the Summary Prospectus of the Fund, dated November 8, 2019, and the Prospectus of the Fund, dated January 28, 2019 (as amended November 8, 2019)

This Supplement was previously filed on August 1, 2019.

The Board of Trustees of BlackRock FundsSM (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) between the Trust, on behalf of the Fund, and the Trust, on behalf of BlackRock All-Cap Energy & Resources Portfolio (the “Acquiring Fund”), pursuant to which the Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

In the Reorganization, the Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Fund and shares of the Acquiring Fund.

The Agreement and Plan provides that shareholders of the Fund will receive shares, including fractional shares, if any, of the class of shares in the Acquiring Fund as set out in the table below with the same aggregate net asset value as the shares of the Fund held immediately prior to the Reorganization.

If a shareholder owns the following Fund shares:	The shareholder will receive the following Acquiring Fund shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock All-Cap Energy & Resources Portfolio to BlackRock Energy Opportunities Fund.

Following the Reorganization, the Fund will be terminated, dissolved and liquidated as a series of the Trust.

Shareholders of the Fund are not required to approve the Reorganization. In November 2019 shareholders of the Fund were sent a Combined Prospectus/Information Statement containing important information about the Acquiring Fund, outlining the differences between the Fund and the Acquiring Fund and containing information about the terms and conditions of the Reorganization.

The Reorganization is expected to occur during the first quarter of 2020. Until the Reorganization is completed, the Fund will continue redemptions of its shares as described in its Prospectus.

Shareholders should retain this Supplement for future reference.

ALLPRO-GR-1219SUP